                                                                      EXHIBIT 99


              UNION PACIFIC REPORTS RECORD REVENUE OF $3.3 BILLION

FOR IMMEDIATE RELEASE:

         OMAHA, NE, JULY 24, 2003 - Union Pacific Corporation (NYSE: UNP) today reported second quarter net income of $288 million, or $1.10 per diluted share. This compares to net income of $304 million, or $1.15 per diluted share in the second quarter of 2002. Operating income was $605 million, compared to $602 million in 2002. The 2003 results include a one-time expense of $.03 per diluted share for costs associated with the $500 million redemption of the Corporation's convertible preferred securities.

         "This was our best quarter ever in terms of revenue. In a weak economic climate with carloadings flat compared to last year, this excellent revenue performance indicates the strength of our business mix," said Dick Davidson, chairman and chief executive officer. "And, although fuel surcharges contributed to our revenue growth, they did not fully mitigate the additional $54 million of Railroad fuel expense incurred due to a $.16 per gallon increase in diesel prices from a year ago."

SECOND QUARTER HIGHLIGHTS

         Union Pacific Corporation, excluding Overnite Corporation, reported second quarter operating income of $584 million compared to $583 million for the same period in 2002.

     o    Railroad Operating Revenue increased 3 percent



                                    -M O R E-

     o Employee Productivity (gross ton-miles/employee) increased 4 percent to a second quarter record level

     o Operating Margin was 20.2 percent, compared to last year's second quarter 20.7 percent

SECOND QUARTER RAILROAD COMMODITY REVENUE SUMMARY VERSUS 2002

- Agricultural up 6 percent

- Energy up 6 percent

- Industrial Products up 5 percent

- Intermodal was flat

- Automotive down 2 percent

- Chemicals down 2 percent

         "The key takeaway here is that our franchise diversity is vital to sustained revenue growth," Davidson said. "In a tough economy, our less cyclical businesses - such as Agriculture and Energy - can lead us to greater profitability."

OVERNITE CORPORATION

         Overnite Corporation reported a 15 percent increase in second quarter operating income of $21.0 million, compared to $18.2 million in 2002. Operating revenue was up 10 percent to $372.0 million from $337.1 million last year. Overnite's operating ratio was 94.4 percent compared to 94.6 percent.


                                    -M O R E-

LOOKING FORWARD

         "We are cautiously upbeat about the second half of the year," Davidson said. "One cloud on the horizon, however, is energy prices. Diesel fuel and natural gas prices have remained stubbornly high, affecting our customers' businesses and our cost structure as well as creating a drag on the overall economy. We remain focused on running a quality, profitable Company and, with help from a little stronger economy, we're positioned for growth."

         Union Pacific Corporation is one of America's leading transportation companies. Its principal operating company, Union Pacific Railroad, is the largest railroad in North America, covering 23 states across the western two-thirds of the United States. A strong focus on quality and a strategically advantageous route structure enable the company to serve customers in critical and fast growing markets. It is a leading carrier of low-sulfur coal used in electrical power generation and has broad coverage of the large chemical-producing areas along the Gulf Coast. With competitive long-haul routes between all major West Coast ports and eastern gateways, and as the only railroad to serve all six gateways to Mexico, Union Pacific has the premier rail franchise in North America. The Corporation's trucking operations include Overnite Corporation which owns its less-than-truckload carriers, Overnite Transportation and Motor Cargo.

         Supplemental financial information is attached.


                                    -M O R E-

         ADDITIONAL INFORMATION IS AVAILABLE AT OUR WEB SITE: www.up.com. OUR CONTACT FOR INVESTORS IS JENNIFER HAMANN AT (402) 271-4227. OUR MEDIA CONTACT IS KATHRYN BLACKWELL AT (402) 271-3753.

                                   **********

         This press release and related materials may contain statements about the Corporation's future that are not statements of historical fact. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements include, without limitation, statements regarding: expectations as to operational improvements; expectations as to cost savings, revenue growth and earnings; the time by which certain objectives will be achieved; estimates of costs relating to environmental remediation and restoration; proposed new products and services; expectations that claims, lawsuits, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, or other matters will not have a material adverse effect on our consolidated financial position, results of operations or liquidity; and statements concerning projections, predictions, expectations, estimates or forecasts as to the Corporation's and its subsidiaries' business, financial and operational results, and future economic performance, statements of management's goals and objectives and other similar expressions concerning matters that are not historical facts.

         Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.

         Important factors that could affect the Corporation's and its subsidiaries' future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements include, but are not limited to: whether the Corporation and its subsidiaries are fully successful in implementing their financial and operational initiatives; industry competition, conditions, performance and consolidation; legislative and regulatory developments, including possible enactment of new tax rates and possible enactment of initiatives to re-regulate the rail industry; natural events such as severe weather, fire, floods and earthquakes; the effects of adverse general economic conditions, both within the United States and globally; any adverse economic or operational repercussions from terrorist activities and any governmental response thereto; war or risk of war; changes in fuel prices; changes in labor costs; labor stoppages; and the outcome of claims and litigation, including those related to environmental contamination, personal injuries, and occupational illnesses arising from hearing loss, repetitive motion and exposure to asbestos and diesel fumes.

         Forward-looking statements speak only as of the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements.


                                       -0-

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                       For the Three Months Ended June 30

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)

                                               2003               2002     Pct Chg
                                             -------             -------   -------
OPERATING REVENUES                           $ 3,266             $ 3,159    +    3
Operating Expenses                             2,661               2,557    +    4
                                             -------             -------

OPERATING INCOME                                 605                 602         F
Other Income - Net                                 5                  35    -   86
Interest Expense                                (150)               (159)   -    6
                                             -------             -------

INCOME BEFORE INCOME TAXES                       460                 478    -    4
Income Tax Expense                              (172)               (174)   -    1
                                             -------             -------

NET INCOME                                   $   288             $   304    -    5
                                             =======             =======


BASIC EARNINGS PER SHARE                     $  1.13             $  1.21    -    7

DILUTED EARNINGS PER SHARE                   $  1.10             $  1.15    -    4

Average Basic Shares Outstanding (MM)          253.9               251.8

Average Diluted Shares Outstanding (MM)        271.7               276.3


July 24, 2003
                                      (1)

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                        For the Six Months Ended June 30

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)

                                                               2003          2002      Pct Chg
                                                              -------       -------    -------
OPERATING REVENUES                                            $ 6,343       $ 6,130    +    3
Operating Expenses                                              5,357         5,029    +    7
                                                              -------       -------

OPERATING INCOME                                                  986         1,101    -   10
Other Income - Net                                                 18            56    -   68
Interest Expense                                                 (301)         (322)   -    7
                                                              -------       -------

INCOME BEFORE INCOME TAXES                                        703           835    -   16
Income Tax Expense                                               (260)         (309)   -   16
                                                              -------       -------

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE              443           526    -   16
Cumulative Effect of Accounting Change a)                         274            --         F
                                                              -------       -------

NET INCOME                                                    $   717       $   526    +   36
                                                              =======       =======


BASIC EARNINGS PER SHARE
Income Before Cumulative Effect of Accounting Change          $  1.75       $  2.09    -   16
Cumulative Effect of Accounting Change                           1.08            --         F
                                                              -------       -------
Net Income                                                    $  2.83       $  2.09    +   35
                                                              =======       =======


DILUTED EARNINGS PER SHARE
Income Before Cumulative Effect of Accounting Change          $  1.70       $  2.01    -   15
Cumulative Effect of Accounting Change                           1.01            --         F
                                                              -------       -------
Net Income                                                    $  2.71       $  2.01    +   35
                                                              =======       =======

Average Basic Shares Outstanding (MM)                           253.6         251.4

Average Diluted Shares Outstanding (MM)                         271.2         276.1


a) Cumulative effect of accounting change relates to the adoption of Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations", and is presented net of $167 million tax.



July 24, 2003
                                      (2)

                             UNION PACIFIC RAILROAD


                                 REVENUE DETAIL

                              Periods Ended June 30

                                   (Unaudited)

           Second Quarter                                                            Year-to-Date
     2003                 2002      Pct Chg                                    2003                 2002       Pct Chg
 -----------          -----------   -------                                 -----------          -----------   -------
                                                COMMODITY REVENUE (000):
 $   373,776          $   353,937    +   6      Agricultural                $   746,783          $   722,694    +   3
     320,066              325,536    -   2      Automotive                      622,199              608,040    +   2
     393,211              402,351    -   2      Chemicals                       787,450              787,519        -
     601,490              569,474    +   6      Energy                        1,162,885            1,151,687    +   1
     560,851              533,240    +   5      Industrial Products           1,070,405            1,006,957    +   6
     514,536              514,362        -      Intermodal                      981,129              969,578    +   1
 -----------          -----------                                           -----------          -----------
 $ 2,763,930          $ 2,698,900    +   2      Total                       $ 5,370,851          $ 5,246,475    +   2
============          ===========                                           ===========          ===========

                                                REVENUE CARLOADS:
     205,728              210,530    -   2      Agricultural                    419,949              427,262    -   2
     214,232              219,103    -   2      Automotive                      420,894              412,290    +   2
     225,618              232,820    -   3      Chemicals                       445,071              450,269    -   1
     536,900              519,852    +   3      Energy                        1,057,929            1,065,082    -   1
     382,539              373,201    +   3      Industrial Products             722,586              697,430    +   4
     752,504              770,972    -   2      Intermodal                    1,445,013            1,452,141        -
 -----------          -----------                                           -----------          -----------
   2,317,521            2,326,478        -      Total                         4,511,442            4,504,474        -
============          ===========                                           ===========          ===========

                                                AVERAGE REVENUE PER CAR:
$      1,817          $     1,681    +   8      Agricultural                $     1,778          $     1,691    +   5
       1,494                1,486    +   1      Automotive                        1,478                1,475        -
       1,743                1,728    +   1      Chemicals                         1,769                1,749    +   1
       1,120                1,095    +   2      Energy                            1,099                1,081    +   2
       1,466                1,429    +   3      Industrial Products               1,481                1,444    +   3
         684                  667    +   3      Intermodal                          679                  668    +   2
 -----------          -----------                                           -----------          -----------
 $     1,193          $     1,160    +   3      Total                       $     1,190          $     1,165    +   2
============          ===========                                           ===========          ===========


July 24, 2003
                                      (3)

                         RAIL AND OTHER OPERATIONS - a)

                              REVIEW OF OPERATIONS

                              Periods Ended June 30

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)

      Second Quarter                                                                   Year-to-Date
   2003            2002        Pct Chg                                            2003              2002         Pct Chg
---------       ---------      -------                                          ---------        ---------       -------
$   2,894       $   2,822       +    3      OPERATING REVENUES                  $   5,630        $   5,484       +     3

                                            OPERATING EXPENSES
      952             913       +    4      Salaries and Benefits                   1,916            1,826       +     5
      298             308       -    3      Rent Expense                              608              623       -     2
      253             286       -   12      Depreciation                              528              570       -     7
      323             268       +   21      Fuel and Utilities                        675              493       +    37
       99             125       -   21      Materials and Supplies                    202              246       -    18
      385             339       +   14      Purchased Services and Other              749              654       +    15
---------       ---------                                                       ---------        ---------
    2,310           2,239       +    3         Total                                4,678            4,412       +     6
---------       ---------                                                       ---------        ---------

$     584       $     583            -      OPERATING INCOME                    $     952        $   1,072       -    11
=========       =========                                                       =========        =========


                                            OPERATING STATISTICS:
    2,317           2,326            -      Revenue Carloads (Thousands)            4,511            4,504             -
    132.3           129.0       +    3      Revenue Ton-Miles (Billions)            258.7            256.0       +     1
    253.8           248.0       +    2      Gross Ton-Miles (Billions)              495.1            488.0       +     1
     2.09(cent)      2.09(cent)      -      Rev/RTM (Commodity Revenue Based)        2.08(cent)       2.05(cent) +     1
$   1,193       $   1,160       +    3      Average Commodity Revenue Per Car   $   1,190        $   1,165       +     2
   46,859          47,774       -    2      Average Employees                      46,565           47,505       -     2
       88(cent)        72(cent) +   22      Average Fuel Price Per Gallon              94(cent)         67(cent) +    40
      332             334       -    1      Fuel Consumed in Gallons (MM)             651              655       -     1
     1.31            1.35       -    3      Fuel Consumption Rate (Gal/000 GTM)      1.31             1.34       -     2
     20.2            20.7       -  0.5 pt.  Operating Margin (%)                     16.9             19.6       -   2.7 pt.
     79.8            79.3       +  0.5 pt.  Operating Ratio (%)                      83.1             80.4       +   2.7 pt.


a) Excludes Overnite's operations.


July 24, 2003
                                      (4)

                              OVERNITE CORPORATION

                              REVIEW OF OPERATIONS

                              Periods Ended June 30

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)

        Second Quarter                                                                 Year-to-Date
   2003            2002         Pct Chg                                            2003              2002         Pct Chg
---------       ---------       -------                                          ---------        ---------       -------
$   372.0       $   337.1       +   10     OPERATING REVENUES                    $   713.2        $   645.9       +   10

                                           OPERATING EXPENSES
    220.9           205.3       +    8     Salaries and Benefits                     428.8            397.5       +    8
     37.8            36.3       +    4     Rent Expense                               73.4             66.0       +   11
     14.4            14.3       +    1     Depreciation                               28.8             29.3       -    2
     20.5            16.4       +   25     Fuel and Utilities                         42.7             31.5       +   36
     15.1            13.3       +   14     Materials and Supplies                     28.5             25.5       +   12
     42.3            33.3       +   27     Other                                      77.4             67.4       +   15
---------       ---------                                                        ---------        ---------
    351.0           318.9       +   10        Total                                  679.6            617.2       +   10
---------       ---------                                                        ---------        ---------

$    21.0       $    18.2       +   15     OPERATING INCOME                      $    33.6        $    28.7       +   17
=========       =========                                                        =========        =========

                                           OPERATING STATISTICS:
    2,344           2,222       +    5     Millions of Pounds Hauled - LTL           4,475           4,244       +    5
    2,534           2,437       +    4     Millions of Pounds Hauled - Combined      4,875           4,653       +    5
$   14.60       $   13.94       +    5     Revenue/CWT - LTL                     $   14.62        $  13.98       +    5
$   14.00       $   13.27       +    6     Revenue/CWT - Combined                $   13.94        $  13.32       +    5
   14,287          13,670       +    5     Average Employees                        13,959          13,414       +    4
       91(cent)        72(cent) +   26     Average Fuel Price Per Gallon                96(cent)        68(cent) +   41
   16,951          15,767       +    8     Fuel Consumed in Gallons (000s)          33,301          31,185       +    7
      5.6             5.4       +  0.2 pt. Operating Margin (%)                        4.7             4.4       +  0.3 pt.
     94.4            94.6       -  0.2 pt. Operating Ratio (%)                        95.3            95.6       -  0.3 pt.


July 24, 2003
                                      (5)

                            UNION PACIFIC CORPORATION

                  STATEMENTS OF CONSOLIDATED FINANCIAL POSITION

                    As of June 30, 2003 and December 31, 2002

                              (Dollars in Millions)

                                   (Unaudited)

                                                          June 30,     December 31,
                                                            2003           2002
                                                          --------     ------------
ASSETS:
      Cash and Temporary Investments                      $   499        $   369
      Other Current Assets                                  1,777          1,783
      Investments                                             718            699
      Properties - Net                                     30,473         29,505
      Other Assets                                            470            408
                                                          -------        -------
         Total                                            $33,937        $32,764
                                                          =======        =======

LIABILITIES AND SHAREHOLDERS' EQUITY:
      Current Portion of Long Term Debt                   $   170        $   276
      Other Current Liabilities                             2,521          2,425
      Long Term Debt                                        8,101          7,428
      Deferred Income Taxes                                 8,842          8,478
      Other Long Term Liabilities                           2,008          2,006
      Convertible Preferred Securities a)                   1,000          1,500
      Common Shareholders' Equity                          11,295         10,651
                                                          -------        -------
         Total                                            $33,937        $32,764
                                                          =======        =======


a) During the second quarter of 2003, $500 million of the Convertible Preferred Securities were redeemed.


July 24, 2003
                                      (6)

                            UNION PACIFIC CORPORATION

                      STATEMENTS OF CONSOLIDATED CASH FLOWS

                        For the Six Months Ended June 30

                              (Dollars in Millions)

                                   (Unaudited)

                                                                   2003         2002
                                                                 -------      -------
OPERATING ACTIVITIES:
        Net Income                                               $   717      $   526
        Cumulative Effect of Accounting Change a)                   (274)          --
                                                                 -------      -------
        Income Before Cumulative Effect of Accounting Change         443          526
        Depreciation                                                 556          599
        Deferred Income Taxes                                        202          213
        Other                                                       (114)        (234)
                                                                 -------      -------
        Cash Provided by Operating Activities                      1,087        1,104
                                                                 -------      -------
INVESTING ACTIVITIES:
        Capital Investments                                         (891)        (846)
        Other                                                        140           56
                                                                 -------      -------
        Cash Used in Investing Activities                           (751)        (790)
                                                                 -------      -------
FINANCING ACTIVITIES:
        Dividends Paid                                              (117)        (100)
        Debt Repaid                                                 (858)        (697)
        Financings and Other - Net                                   769          751
                                                                 -------      -------
        Cash Used in Financing Activities                           (206)         (46)
                                                                 -------      -------
NET CHANGE IN CASH AND TEMPORARY INVESTMENTS                     $   130      $   268
                                                                 =======      =======


a) Cumulative effect of accounting change relates to the adoption of Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations", and is presented net of $167 million tax.


July 24, 2003
                                      (7)